PRESENTATION

Slide 1

(logo GSI Commerce tm)

Title: GSI Commerce, Inc.

Nasdaq: GSIC

Fifth Annual Internet Conference

May 26, 2004

Slide 2

(logo GSI Commerce tm)

Title: Safe Harbor Statement

All statements made in this presentation, other than statements of historical fact, are forward-looking statements. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “will”, “would”, “should”, “guidance”, “potential”, “continue”, “project”, “forecast”, “confident”, “prospects” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industries and markets in which GSI Commerce operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by those forward- looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, and the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the Securities and Exchange Commission. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by GSI Commerce.

GSI Commerce provides guidance for its business only based on agreements that have already been signed. Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially.

Slide 3

(logo GSI Commerce tm)

Title:Non-GAAP Financial Measures

This presentation contains adjusted EBITDA, net merchandise sales and certain ratios that use net merchandise sales. Net merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise or records the full amount of such sales on its financial statements. Adjusted EBITDA represents earnings (or losses) before interest income/expense, taxes, depreciation, amortization, and stock-based compensation. GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which may fluctuate materially due to fluctuations in the price of GSI Commerce’s common stock both on a quarterly and annual basis, and does not consistently reflect GSI Commerce’s results from its core business activities. GSI Commerce also uses net merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and business management costs such as marketing department staffing levels are related to the amount of sales made through GSI Commerce’s platform, whether or not GSI Commerce records the revenue from such sales. GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to both GAAP net revenue as well as the non-GAAP financial measure of net merchandise sales and the percentages that such expenses bear to net revenues and net merchandise sales. These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. These financial measures included in this presentation have been reconciled to the nearest GAAP measure, as is required under SEC rules, in Appendices A, A1, B, and B1. A reconciliation of these financial measures with GAAP information can also be found in our SEC filings as well as in our press releases, which can be found in the press room section on our Web site at gsicommerce.com. As used in herein, “GAAP” refers to accounting principle generally accepted in the United States of America.

Slide 4

(logo GSI Commerce tm)

Title: Presentation Agenda

GSI Commerce . . . A Snapshot

The Market Opportunity

Our Solution

Compelling Value & Growth Strategy

Financials

Slide 5

(logo GSI Commerce tm)

Title: GSIC . . . A Snapshot

Our Business

Provider of a comprehensive, fully integrated, and flexible e-commerce platform for the operation of online businesses.

Top-Branded Partners

Have agreements to operate the e-commerce businesses of approximately 45 branded retailers, manufacturers, entertainment companies and professional sports organizations

A History of Growth

78% CAGR Net Revenue 2000 - 2003

$300 - $320 million net revenue / $440 - $460 million NMS projected for fiscal 2004

1,100 employees primarily in King of Prussia, Pa., Louisville, Ky., and Melbourne, Fla.

Slide 6

(logo GSI Commerce tm)

Title: A Growing Online Marketplace

The U.S. Online General Merchandise Market

24% net revenue CAGR

2004E    $77.4 billion

2005E    $98.5 billion

2006E    $122.1 billion

2007E    $146.2 billion

Source: Forrester Research

Slide 7

(logo GSI Commerce tm)

Title: The Marketplace Makeup

The U.S. Online General Merchandise Market

Home

Apparel

Music & Video

Consumer Electronics

Sporting Goods

Health & Beauty

Computer Hardware & Software

Books

Other

Toys & Video Games

Jewelry & Luxury

Flowers/Cards/Gifts

2004 $77.4 billion

U.S. online general merchandise market excludes travel, financial services, job listings, real estate, autos and business to business.

Source: Forrester Research

Slide 8

(logo GSI Commerce tm)

Title: Our Target Opportunities

U.S. Online General Merchandise Market $77.4 billion in 2004

$44.6 billion

$ in billions

Home - $17.5

Apparel - $11.0

Music & Video - $6.4

Consumer Electronics - $5.8

Sporting Goods - $2.2

Health & Beauty – $1.7

U.S. online general merchandise market excludes travel, financial services, job listings, real estate, autos and business to business.

Source: Forrester Research

Slide 9

(logo GSI Commerce tm)

Title: Situation Analysis

Online sales will equal 5.5% of total retail sales in 2004

Too large to ignore!

76% - 77% of online retail sales in 2004 will come from multi-channel retailers

However . . .

Multi-channel retailers derive vast majority of revenue offline

Online retailing not core competency!

Enable companies to maximize online business in a growing e-commerce marketplace

Significant opportunity

Source: Forrester Research, Shop.org

Slide 10

(logo GSI Commerce tm)

Title: An Equation for Growth

A growing e-commerce market

“+”

GSIC’s enabling e-commerce expertise

“=”

Potential to deliver rapid growth during the next five years and, by driving variable operating efficiency and leveraging fixed expenses, growing profitability more rapidly than revenue.

Slide 11

(logo GSI Commerce tm)

Title: Integrated e-Commerce Platform

Core Technology

Business Intelligence(blue)

Web Commerce Engine (blue)

Web Infrastructure & Hosting (blue)

Site Administration (blue)

Order Management (blue)

Supporting Infrastructure

Buying (yellow)

Fulfillment (yellow)

Customer Service (yellow)

Drop Ship (yellow)

Professional Services

Creative & Usability (green)

Channel Integration (green)

B-to-B Services (green)

Content Imaging (green)

e-Commerce Strategy (green)

Online Marketing (green)

CRM (green)

Slide 12

(logo GSI Commerce tm)

Title: Business Models

Replica model of integrated e-commerce platform from slide 11 at the top showing the core technology center (blue), the supporting infrastructure middle ring (yellow) and the professional services outer ring (green).

Full Solution / Inventory Owned

Core technology (blue – required)

Buying (blue – required)

FulFillment (blue – required)

Customer Service (blue – required)

Professional Services (gray – optional or shared)

Full Solution / Inventory Not Owned

Core technology (blue – required)

Buying (red – not required)

FulFillment (blue – required)

Customer Service (blue – required)

Professional Services (gray – optional or shared)

A La Carte

Core technology (blue – required)

Buying (gray – shared or optional

FulFillment (gray– shared or optional)

Customer Service (gray – shared or optional)

Professional Services (gray – shared or optional)

Blue = required

Orange = optional or shared

Gray = not provided in that model

Slide 13

(logo GSI Commerce tm)

Title:Partnering with Top Brands

Company logos appear in place of names – used with accompanying ®s and ™s.

Apparel & Footwear: Liz Claiborne, Timberland, Polo.com, Rockport, Reebok, Wilsons Leather, The Athlete’s Foot

Electronics, Home & GM: palmOne, ACE, Tweeter, K-mart, Linens-n-Things

Sports Organizations: Major League Baseball.com, San Diego Chargers, Atlanta Falcons, Houston Texans, Denver Broncos, Carolina Panthers, Nascar, LPGA.com,

Beauty: Clinque, Estee Lauder Companies, Origins, Chanel, MAC, Bobbi Brown, Lamer, Gloss, Presciptives, Stila, Clarins

Sporting Goods: City Sports, Dick’s Sporting Goods, Gart Sports, Sports Authority, Modell’s Sporting Goods, Sports Chalet, Oshman’s, MC Sports, Olympia, SportMart, Dunham’s

Media and Entertainment: Comedy Central, PBS, PAX, Nick.com, FOX Sports, Lifetime, CBS Sportsline

Slide 14

(logo GSI Commerce tm)

Title: Compelling Value Proposition

GSI Commerce enables its partners to realize increased e-commerce revenue potential and maximize e-commerce profitability.

A Complete Solution – Access to shared, comprehensive and integrated suite of technology, supporting infrastructure and professional services enables partners to avoid non-leverageable investments.

Brand Agnostic – Partners maintain full brand identity with consumers. GSI Commerce maintains a transparent role.

Expertise – GSI Commerce has developed, and continues to build, a critical mass of expertise in integrated online technology, marketing and retailing.

Aggressive Reinvestment – Multi-partner model provides scale and operating leverage, allowing for technology and operational infrastructure reinvestment.

Win / Win Economics – Provides financial predictability and aligns interests. GSI Commerce is vested in partner’s success.

Slide 15

(logo GSI Commerce tm)

Title: Increased Revenue Potential

Multi-Channel (Header)

Buy online with in-store pickup

In-store ordering system

Registry

International sites

Catalog support

Loyalty programs

Online Marketing (Header)

Portal

Affiliate

Comparison shopping engine

Paid search

Natural search

CRM (Header)

Segmented & targeted e-mail

Personalized shopping experience

Recommendation engine (site and call center)

360° customer view

Fulfillment & Customer Service

Highly trained sales team (13% sales driven by phone)

Monogramming & customization

400-vendor drop ship network

Category expertise

Business-to-Business (Header)

External Syndication (e-Bay / QVC / Buy.com)

Internal Syndication (Nickelodeon & Kmart / Sports & Linen ‘n Things)

Group Sales

Channel / corp. partner stores (Liz employees / PBS Educational / palmOne & IBM)

QVC

Conversion (Header)

Search

Clickstream analytics & reporting

Viability testing

World-class design

Imaging (zoom, rotate, color change, dynamic rendering)

High availability & speed

Slide 16

(logo GSI Commerce tm)

Title: How We Grow

Increase the size of existing partners’ businesses

Adding new partners

Graphic: 2003 – 2007 – bar chart showing the compounding effect of long-term agreements GSI Commerce has with its partner base.

Slide 17

(logo GSI Commerce tm)

Title: Annual Sales Momentum

A bar chart shows the following:

Net Rev = Net Revenues (blue bars) NMS = Net Merchandise Sales (orange bars)

$ in millions

1999         $5.5 Net Rev / $5.5 NMS

2000         $42.8 Net Rev / $41.8 NMS

2001         $102.6 Net Rev / $98.3 NMS

2002         $172.6 Net Rev / $178.3 NMS

2003         $241.9 Net Rev / $282 NMS

2004E       $300 - $320 Net Rev / $440 - $460 NMS

Slide 18

(logo GSI Commerce tm)

Title: Net Product Revenue by Category

Pie Chart Comparison

2002:     sports = $96.7; other = $36.5; ashford.com = $21.6

2003:     sports = $128.4; other = $87.1

33 percent growth in sports and 139 percent growth in other year over year

1Q03:     sports = $24.4; other = $19.8

1Q04:     sports = $33.5; other = $23.3

37 percent growth in sports and 18 percent growth in other quarter over quarter

Ashford.com, Inc. whose assets were sold in December 2002.

Slide 19

(logo GSI Commerce tm)

Title: Net Merchandise Sales by Category

Pie Chart Comparison

2002:     sports = $96.7; other = $60.0; ashford.com = $21.6

2003:     sports = $128.5; other = $152.5

33 percent growth in sports and 154 percent growth in other year over year

1Q03:     sports = $24.4; other = $29.8

1Q04:     sports = $35.1; other = $50.8

44 percent growth in sports and 70 percent growth in other quarter over quarter

Ashford.com, Inc. whose assets were sold in December 2002.

Slide 20

(logo GSI Commerce tm)

Title: Variable Operating Efficiency – Annual

blue bars = sales & marketing expense / net revenues

orange bars = sales & marketing expense / net merchandise sales

2000:     81.1 percent (blue); 90.1 percent (orange)

2001:     31.6 percent (blue); 33 percent (orange)

2002:     28.8 percent (blue); 27.3 percent (orange)

2003:     24.1 percent (blue); 20.6 percent (orange)

Slide 21

(logo GSI Commerce tm)

Title: Variable Operating Efficiency – Quarter

blue bars = sales & marketing expense / net revenues

orange bars = sales & marketing expense / net merchandise sales

1Q02:     28.8 percent (blue); 29.4 percent (orange)

1Q03:     26.9 percent (blue); 24.2 percent (orange)

1Q04:     26.3 percent (blue); 20.3 percent (orange)

Slide 22

(logo GSI Commerce tm)

Title: Fixed Expense Leverage – Annual

blue bars = product development and G&A / net revenues

orange bars = product development and G&A / net merchandise sales

2000:     37.4 percent (blue); 38.3 percent (orange)

2001:     18.7 percent (blue); 19.5 percent (orange)

2002:     16.2 percent (blue); 15.7 percent (orange)

2003:     11.9 percent (blue); 10.2 percent (orange)

Slide 23

(logo GSI Commerce tm)

Title: Fixed Expense Leverage – Quarter

blue bars = product development and G&A / net revenues

orange bars = product development and G&A / net merchandise sales

1Q02:     17.7 percent (blue); 18.0 percent (orange)

1Q03:     13.9 percent (blue); 12.5 percent (orange)

1Q04:     12.7 percent (blue); 9.8 percent (orange)

Slide 24

(logo GSI Commerce tm)

Title: Income Statement – Annual

$ in millions

	2002	2003	$ Change	2004E	$ Change
Net Revenue	$172.6	$241.9	$69.3	$300 -$320	$58.1 -$78.1
NMS*	178.3	$282.0	$103.7	$440 - $460	$158 - $178
Adjusted
EBITDA*	$(23.5)	$0.1	$23.6	$13.5 -$15	$13.4 -$14.9
Net Income	$(33.8)	$(12.1)	$21.7	$0-2	$12.1 - 14.1

*	For a reconciliation of these non-GAAP financial measures, see Appendices A, A-1, B and B-1 and/or see our full fiscal 2003 results at www.gsicommerce.com/pressroom. GSI Commerce provides guidance for its business only based on agreements that have already been signed.

Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially.

Slide 25

(logo GSI Commerce tm)

Title: Income Statement – Quarter

$ in millions

	1Q02	1Q03	$ Change	1Q04	$ Change
Net Revenue	$31.9	$48.9	$17.0	$66.3	$17.4
NMS*	$31.3	$54.2	$22.9	$85.9	$31.7
Adjusted
EBITDA*	$(4.0)	$(2.9)	$1.1	$(1.1)	$1.8
Net Income	$(5.3)	$(5.5)	$(0.2)	$(4.0)	$1.5

*	For a reconciliation of these non-GAAP financial measures, see Appendices A, A-1, B and B-1 and/or see our full fiscal 2003 results at www.gsicommerce.com/pressroom. GSI Commerce provides guidance for its business only based on agreements that have already been signed. Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially.

Slide 26

(logo GSI Commerce tm)

Title: Strong Balance Sheet

$ in millions

	1 / 3 /04	3 /29/ 03	4 / 3/ 04
Cash*	$69.5	$51.3	$51.9
Inventory	$22.9	$25.1	$21.1
Net Fixed Assets	$44.8	$47.4	$44.6

Total Assets	$175.6	$163.0	$158.3

Debt	$0.0	$0.1	$0.0
A/P & Accrued	$50.2	$30.2	$37.6

Total Liabilities	$65.2	$47.9	$50.8
Equity	$110.4	$115.1	$107.5

*	Cash and cash equivalents, short-term investments and marketable securities

Slide 27

(logo GSI Commerce tm)

Title: GSIC . . . e-Commerce Expertise

The slide is a summary slide showing various screen shots from various partner online stores.

Slide 28

(logo GSI Commerce tm)

Title: Appendix A

GSI COMMERCE, INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND RECONCILIATION TO

GAAP RESULTS

(In thousands)

(Unaudited)

	Three Months Ended
	March 29, 2003	April 3, 2004
Adjusted EBITDA:
Net loss excluding interest income and expense, taxes and charges for stock- based compensation and depreciation and amortization	$(2,878)	$(1,092)

Reconciliation of Adjusted EBITDA to GAAP results:
Adjusted EBITDA	$(2,878)	$(1,092)

Interest expense	—	—
Interest income	(381)	(290)
Taxes	—	—
Stock-based compensation	288	627
Depreciation and amortization	2,698	2,599

Net loss	$(5,483)	$(4,028)

Slide 29

(logo GSI Commerce tm)

Title: Appendix A-1

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND

RECONCILIATION TO GAAP RESULTS

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Variance
	March 29, 2003	April 3, 2004	Amount	%
Net merchandise sales (1) - (a non- GAAP financial measure):
Category:
Sporting goods	$24,407	$35,086	$10,679	44%
Other (2)	29,769	50,801	21,032	71%
Total net merchandise sales (1) - (a non- GAAP financial measure)	$54,176	$85,887	$31,711	59%

Net revenues - (GAAP basis):
Net revenues from product sales:
Category:
Sporting goods	$24,407	$33,538	$9,131	37%
Other (2)	19,766	23,340	3,574	18%
Total net revenues from product sales	44,173	56,878	12,705	29%
Service fee revenues	4,706	9,390	4,684	100%
Total net revenues - (GAAP basis)	$48,879	$66,268	$17,389	36%

Slide 30 (logo GSI Commerce tm) Title: Appendix A-1 . . . Continued

Reconciliation of net merchandise sales (1) to net revenues:
Net merchandise sales (1) - (a non-GAAP financial measure):
Category:
Sporting goods	$24,407	$35,086	$10,679	44%
Other (2)	29,769	50,801	21,032	71%
Total net merchandise sales (1) - (a non- GAAP financial measure)	54,176	85,887	31,711	59%
Less:
Sales by partners (3):
Category:
Sporting goods	—	(1,548)	(1,548)	—
Other	(10,003)	(27,461)	(17,458)	175%
Total sales by partners (3)	(10,003)	(29,009)	(19,006)	190%
Add:
Service fee revenues	4,706	9,390	4,684	100%
Net revenues - (GAAP basis)	$48,879	$66,268	$17,389	36%

(1)	Net merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform,whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2)	The “Other” categories of both net merchandise sales and net revenues from product sales include $735,000 and $8,000 for the three-month periods ended March 29, 2003 and April 3, 2004, respectively, related to Ashford.com.

(3)	Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

Slide 31

(logo GSI Commerce tm)

Title: Appendix B

GSI COMMERCE, INC. AND SUBSIDIARIES

EBITDA AND RECONCILIATION TO GAAP RESULTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	December 28, 2002	January 3, 2004	December 28, 2002	January 3, 2004
EBITDA:
Net income (loss) excluding interest income and expense, taxes and charges for stock-based compensation and depreciation and amortization	$(10,438)	$5,930	$(23,527)	$82

Net income (loss) excluding interest income and expense, taxes and charges for stock-based compensation and depreciation and amortization, per share:
basic	$(0.27)	$0.15	$(0.61)	$0.00

diluted	$(0.27)	$0.14	$(0.61)	$0.00

Reconciliation of EBITDA to GAAP results:
EBITDA	$(10,438)	$5,930	$(23,527)	$82

Interest expense	360	—	749	—
Interest income	(281)	(263)	(1,377)	(1,177)
Taxes	—	—	—	—
Stock-based compensation	438	615	401	1,935
Depreciation and amortization	3,817	2,835	10,509	11,386

Net income (loss)	$(14,772)	$2,743	$(33,809)	$(12,062)

Slide 32

(logo GSI Commerce tm)

Title: Appendix B-1

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands)

(Unaudited)

	Fiscal Year Ended
	December 28, 2002		January 3, 2004	Variance
				Amount	%
Net merchandise sales (1) - (a non-GAAP financial measure):
Category:
Sporting goods	$96,669	(5)	$128,489	$31,820	33%
Ashford.com (2)	21,617		1,034	(20,583)	-95%
Other	60,014		152,503	92,489	154%

Total net merchandise sales (1) - (a non-GAAP financial measure)	$178,300		$282,026	$103,726	58%

Net revenues - (GAAP basis):
Net revenues from product sales:
Category:
Sporting goods	$96,669	(5)	$128,360	$31,691	33%
Ashford.com (3)	21,617		1,034	(20,583)	-95%
Other	36,533		87,116	50,583	138%

Total net revenues from product sales	154,819		216,510	61,691	40%

Service fee revenues	17,819		25,409	7,590	43%

Total net revenues - (GAAP basis)	$172,638		$241,919	$69,281	40%

Slide 33

(logo GSI Commerce tm)

Title: Appendix B-1. . . Continued

Reconciliation of net merchandise sales (1) to net revenues:
Net merchandise sales (1) - (a non-GAAP financial measure):
Category:
Sporting goods	$96,669 (5)	$128,489	$31,820	33%
Ashford.com	21,617	1,034	(20,583)	-95%
Other	60,014	152,503	92,489	154%

Total net merchandise sales (1) - (a non-GAAP financial measure)	178,300	282,026	103,726	58%
Less:
Sales by partners (4):
Category:
Sporting goods	—	(129)	(129)	—
Ashford.com	—	—	—	—
Other	(23,481)	(65,387)	(41,906)	178%

Total sales by partners (4)	(23,481)	(65,516)	(42,035)	179%
Add:
Service fee revenues	17,819	25,409	7,590	43%

Net revenues - (GAAP basis)	$172,638	$241,919	$69,281	40%

(1)	Net merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.
(2)	Net merchandise sales excluding Ashford.com increased 79% from $156.7 million for the fiscal year ended December 28, 2002 to $281.0 million for the fiscal year ended January 3, 2004. Net merchandise sales including Ashford.com increased 58% from $178.3 million for the fiscal year ended December 28, 2002 to $282.0 million for the fiscal year ended January 3, 2004.
(3)	Net revenues excluding Ashford.com increased 60% from $151.0 million for the fiscal year ended December 28, 2002 to $240.9 million for the fiscal year ended January 3, 2004. Net revenues including Ashford.com increased 40% from $172.6 million for the fiscal year ended December 28, 2002 to $241.9 million for the fiscal year ended January 3, 2004.
(4)	Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.
(5)	Includes $8.3 million from sales of one of GSI Commerce’s partner’s products sold primarily through its direct response television campaigns in addition to Web site and toll-free number sales.